UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON BW ALTERNATIVE CREDIT FUND

FORM N-Q

JULY 31, 2014

LEGG MASON BW ALTERNATIVE CREDIT FUND

Schedule of investments (unaudited)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 88.6%
Atlantes Mortgage PLC, 2001 B	1.502%	1/17/36	4,400,000	EUR	$5,640,794	(a)(b)
Bayview Commercial Asset Trust, 2006-1A A2	0.515%	4/25/36	1,569,719		1,394,518	(a)(c)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW15 AJ	5.403%	2/11/44	3,150,000		2,298,145	(a)
Citigroup Commercial Mortgage Trust, 2007-C6 AJ	5.710%	12/10/49	4,175,000		4,031,793	(a)
Connecticut Avenue Securities, 2014-C03 2M2	3.051%	7/25/24	2,000,000		1,953,339	(a)
Fondo de Titulizacion de Activos UCI, 2009 B	0.866%	6/19/35	1,113,118	EUR	1,349,093	(a)(b)
GCCFC Commercial Mortgage Trust, 2007-GG9 AJ	5.505%	3/10/39	2,050,000		1,779,890	(a)
Grifonas Finance PLC, 2001 A	0.667%	8/28/39	2,510,608	EUR	2,876,029	(a)(b)
Hipotecario Fondo de Titulizacion de Activos, HIPO-11 A2	0.333%	1/15/50	3,646,253	EUR	4,385,969	(a)(b)
IM Pastor Fondo de Titulizacion de Activos, 2003 A	0.356%	3/22/43	2,800,977	EUR	3,279,308	(a)(b)
IM Pastor Fondo de Titulizacion de Activos, 2004 A	0.356%	3/22/44	2,492,335	EUR	2,951,539	(a)(b)
Infinity, SOPR A	0.516%	11/5/19	2,443,687	EUR	3,092,247	(a)(b)
Kensington Mortgage Securities PLC, 2007-1X B1B	1.092%	6/14/40	4,223,536	EUR	5,006,153	(a)(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 C	5.893%	7/15/44	2,040,000		1,957,584	(a)
LB-UBS Commercial Mortgage Trust, 2005-C5 G	5.350%	9/15/40	2,465,000		2,460,196	(a)(c)
LB-UBS Commercial Mortgage Trust, 2005-C7 F	5.350%	11/15/40	4,980,000		4,948,501	(a)
Magellan Mortgages PLC, 2002 B	1.301%	7/18/36	2,180,000	EUR	2,749,344	(a)(b)
Newgate Funding PLC, 2006-2 DB	1.107%	12/1/50	2,200,000	EUR	2,470,538	(a)(b)
Newgate Funding PLC, 2006-3X CB	0.797%	12/1/50	3,900,000	EUR	4,298,513	(a)(b)
Newgate Funding PLC, 2007-2X BB	0.492%	12/15/50	3,000,000	EUR	3,338,606	(a)(b)
Newgate Funding PLC, 2007-2X CB	0.682%	12/15/50	3,000,000	EUR	3,276,991	(a)(b)
Pastor GC Hipotecario 5, A2	0.386%	6/21/46	6,692,546	EUR	7,873,594	(a)(b)
Residential Accredit Loans Inc., 2005-QS9 A6	5.500%	6/25/35	2,242,478		2,100,168
RMAC Securities PLC, 2006-NS1X B1C	1.143%	6/12/44	6,654,741	EUR	8,072,709	(a)(b)
RMAC Securities PLC, 2007-NS1X M2C	0.733%	6/12/44	1,760,000	EUR	2,123,808	(a)(b)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2005 C	1.692%	3/15/35	1,598,900	EUR	1,950,120	(a)(b)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2009 A2	0.461%	2/17/50	1,686,773	EUR	2,180,815	(a)(b)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2009 B	0.641%	2/17/50	3,800,000	EUR	4,014,160	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2001 B	0.762%	9/22/32	2,000,000	EUR	2,420,754	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2002 B	0.909%	10/26/32	3,600,000	EUR	4,364,963	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2003 B	0.909%	4/26/33	1,500,000	EUR	1,854,867	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2004 B	0.451%	6/26/39	1,300,000	EUR	1,482,453	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2008 A	0.448%	2/26/49	2,048,936	EUR	2,516,486	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2009 A2	0.399%	4/28/50	2,647,600	EUR	3,249,473	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2009 A3	0.409%	4/28/50	1,046,944	EUR	1,282,644	(a)(b)
TDA Fondo de Titulizacion de Activos, 2024-A1	0.346%	6/22/40	5,920,668	EUR	7,539,485	(a)(b)
TDA Fondo de Titulizacion de Activos, 2027-A2	0.359%	12/28/50	4,335,624	EUR	5,517,079	(a)(b)
TDA Ibercaja Fondo de Titulizacion de Activos, 2003 B	0.439%	12/28/43	346,111	EUR	410,724	(a)(b)
TDA Ibercaja Fondo de Titulizacion de Activos, 2004 D	0.798%	8/26/44	882,562	EUR	936,375	(a)(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $125,201,581)					125,429,767

See Notes to Schedule of Investments.

LEGG MASON BW ALTERNATIVE CREDIT FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BOND & NOTES - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp., Senior Notes (Cost - $500,000)	6.500%	4/1/19	500,000	$475,000	(c)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $125,701,581)				125,904,767

SHORT-TERM INVESTMENTS - 4.8%
State Street Institutional Liquid Reserves Fund (Cost - $6,792,474)	0.072%		6,792,474	6,792,474

TOTAL INVESTMENTS - 93.7% (Cost - $132,494,055#)				132,697,241
Other Assets in Excess of Liabilities - 6.3%				8,923,163

TOTAL NET ASSETS - 100.0%				$141,620,404

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR	— Euro

Summary of Investments by Country (unaudited)**

Spain	44.9%
United Kingdom	23.7
United States	17.6
Portugal	4.3
France	2.3
Ireland	2.1
Short-Term Investments	5.1

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Alternative Credit Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Collateralized mortgage obligations	—	$125,429,767	—	$125,429,767
Corporate bond & notes	—	475,000	—	475,000

Total long-term investments	—	$125,904,767	—	$125,904,767

Short-term investments†	$6,792,474	—	—	6,792,474

Total investments	$6,792,474	$125,904,767	—	$132,697,241

Other financial instruments:
Forward foreign currency contracts	—	$2,443,750	—	$2,443,750

Total	$6,792,474	$128,348,517	—	$135,140,991

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$56,076	—	$56,076
OTC credit default swaps on credit indices - sell protection‡	—	5,101	—	5,101

Total	—	$61,177	—	$61,177

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2014, the total notional value of all credit default swaps to sell protection is $14,405,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended July 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default

Notes to Schedule of Investments (unaudited) (continued)

swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risks. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2014, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $61,177. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,579,315
Gross unrealized depreciation	(1,376,129)

Net unrealized appreciation	$203,186

At July 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	Morgan Stanley Capital Services Inc.	2,350,000	$3,146,798	8/7/14	$(56,076)
Contracts to Sell:
Euro	Barclays Bank PLC	2,480,000	3,320,876	8/7/14	54,037
Euro	Barclays Bank PLC	5,120,000	6,856,001	8/7/14	154,098
Euro	Barclays Bank PLC	6,800,000	9,105,627	8/7/14	150,172
Euro	Citibank N.A.	2,330,000	3,120,016	8/7/14	35,701
Euro	Citibank N.A.	3,320,000	4,445,688	8/7/14	66,414
Euro	Citibank N.A.	26,620,000	35,645,851	8/7/14	1,142,989
Euro	HSBC Bank USA, N.A.	580,000	776,656	8/7/14	18,509
Euro	HSBC Bank USA, N.A.	1,450,000	1,941,641	8/7/14	29,404
Euro	HSBC Bank USA, N.A.	1,480,000	1,981,813	8/7/14	45,855
Euro	HSBC Bank USA, N.A.	1,970,000	2,637,954	8/7/14	39,276
Euro	HSBC Bank USA, N.A.	3,750,000	5,021,485	8/7/14	66,140
Euro	JPMorgan Chase & Co.	1,530,000	2,048,766	8/7/14	69,848
Euro	JPMorgan Chase & Co.	520,000	696,313	8/7/14	24,881
Euro	JPMorgan Chase & Co.	6,500,000	8,703,908	8/7/14	28,511
Euro	JPMorgan Chase & Co.	8,410,000	11,261,518	8/7/14	207,216
Euro	Morgan Stanley Capital Services Inc.	990,000	1,325,672	8/7/14	21,236
Euro	Morgan Stanley Capital Services Inc.	2,060,000	2,758,469	8/7/14	45,505
Euro	Morgan Stanley Capital Services Inc.	3,410,000	4,566,204	8/7/14	74,449
Euro	Morgan Stanley Capital Services Inc.	5,840,000	7,820,127	8/7/14	169,509

					2,443,750

Net unrealized appreciation on open forward foreign currency contracts					$2,387,674

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2014, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Citigroup Global Markets (Markit CMBX.NA.BB.6 index)	$4,800,000	5/11/63	5.000% monthly	$(1,700)	$139,322	$(141,022)
Citigroup Global Markets (Markit CMBX.NA.BB.6 index)	9,605,000	5/11/63	5.000% monthly	(3,401)	264,805	(268,206)

Total	$14,405,000			$(5,101)	$404,127	$(409,228)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2014.

	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Foreign Exchange Risk	$2,443,750	$(56,076)	—	$2,387,674
Credit Risk	—	—	$(5,101)	(5,101)

Total	$2,443,750	$(56,076)	$(5,101)	$2,382,573

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$495,792
Forward foreign currency contracts (to buy)	1,030,545
Forward foreign currency contracts (to sell)	37,291,231

Average Notional Balance
Credit default swap contracts (to sell protection)	$4,108,889

†	At July 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2014